UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2012

CHINDEX INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100 BETHESDA, MARYLAND		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the Annual Meeting of Stockholders held on May 31, 2012 (the “Annual Meeting”), the stockholders of Chindex International, Inc. (the “Company”) approved the Chindex International, Inc. 2007 Stock Incentive Plan, as amended and restated (the “Plan”).  The Plan authorizes the Company to grant stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards to employees, officers, directors and consultants of the Company and its subsidiaries and affiliates.  The number of shares of the Company’s common stock available to be issued under the Plan since its inception is 3,100,000 shares.

The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Appendix A to the Company’s proxy statement for the Annual Meeting (filed on April 30, 2012) and incorporated herein by reference.

On March 28, 2012 the Compensation Committee of the Company’s Board of Directors granted awards of performance-based restricted stock units (PRSUs) under the Plan, subject to stockholder approval of the Plan.  The description of these awards is set forth in the Company’s proxy statement for the Annual Meeting under the caption “PROPOSAL 2 - APPROVAL OF AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN - Recent Awards under the 2007 Plan” and incorporated herein by reference.

A copy of the Form of PRSU grant letter under the Plan is filed as Exhibit No. 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07      Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 31, 2012.  Set forth below is information regarding the results of the matters voted on by stockholders at the Annual Meeting:

(i)         Election of seven Directors to serve until their successors are elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker non-votes
Holli Harris	13,786,010	713,289	3,192,210
Carol R. Kaufman	13,774,232	725,067	3,192,210
Roberta Lipson	13,756,207	743,092	3,192,210
Kenneth A. Nilsson	13,769,832	729,467	3,192,210
Julius Y. Oestreicher	13,765,253	734,046	3,192,210
Lawrence Pemble	13,464,415	1,034,884	3,192,210
Elyse Beth Silverberg	13,577,989	921,310	3,192,210

(ii)         Approval of the Company’s 2007 Stock Incentive Plan, as amended and restated: 12,589,257 shares in favor, 1,382,914 shares against, 527,128 shares abstaining and 3,192,210 broker non-votes.

(iii)         Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012: 17,055,598 shares in favor, 102,866 shares against, 533,045 shares abstaining and 0 broker non-votes.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Form of Performance-based Restricted Stock Unit (PRSU) Grant Letter (for executive officers)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 13, 2012

CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
	Name:	Lawrence Pemble
	Title:	Chief Operating Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Performance-based Restricted Stock Unit (PRSU) Grant Letter (for executive officers)